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                                                                   EXHIBIT 10.28

                            SECOND AMENDMENT TO LEASE


         THIS SECOND AMENDMENT TO LEASE (the "Second Amendment") is made this 16th day of February 2001 by and between Spieker Properties, L.P., a California limited partnership ("Landlord") and Hollywood Software, Inc., a California corporation ("Tenant").

                                    RECITALS

         A. WHEREAS, Landlord and Tenant entered into that certain office lease (the "Original Lease") dated as of March 31, 1999, covering certain Premises located at 2601 Saturn Street, Suite 104, Brea, California, 92821 commonly known as Brea Park Centre (the "Building") which lease was modified by that certain written letter amendment to expand into Suite 300 by and between Landlord and Tenant dated May 10, 2000 (the "First Amendment"); and together with the Original Lease and the First Amendment, (collectively, the "Lease").

         B. WHEREAS, Landlord and Tenant desire to modify the Lease Agreement according to the following provisions:

         C. NOW THEREFORE, in consideration of the Premises and of the covenants and agreements contained herein, the parties hereby mutually agree to as follows:

         1. Definitions: Unless otherwise defined herein, all capitalized words shall have the meanings set forth in the Lease.

         2. Premises: Notwithstanding any provision of the Lease to the contrary, the Premises shall continue to be Suite 104, approximately 879 rentable square feet and Suite 300, approximately 1,402 rentable square feet, comprising a combined total of approximately 2,281 rentable square feet.

         3.    Second Amendment Commencement Date: May 1, 2001

         4.    Second Amendment Premises Scheduled Expiration Date: April 30,
               2002

         5.    Term: One (1) year from May 1, 2001 through April 30, 2002

         6.    Base Year for Operating Expenses and Taxes: 1999 Calendar year

         7.    Basic Monthly Rental:

               Suite 104:
               May 1, 2001-- April 30, 2002: $1,389.00 per month plus monthly operating expenses

               Suite 300:
               May 1, 2001-- April 30, 2002: $2,282.00 per month plus monthly operating expenses

         [8.   Base Year for Operating Expenses and Taxes: 1999
               REDACTED - INITIALED BY DG]

         9. Tenant Improvements: Tenant accepts the Premises in "as is" condition.

         EXCEPT AS EXPRESSLY MODIFIED ABOVE, all terms and conditions of the Lease Agreement shall remain in full force and effect and hereby ratified and confirmed.

LANDLORD:                                   TENANT:

Spieker Properties, L.P.,                   Hollywood Software, Inc.,
a California limited partnership            a California corporation


By:     Spieker Properties, Inc.,
        a Maryland corporation,
        its general partner

         By: /s/ Mark Valentine             By: /s/ David W. Gajda
             ----------------------             ----------------------
                 Mark Valentine                     David W. Gajda

         Its:    Vice President             Its:    Chief Executive Officer

         Date: 3/2/01                       Date:   2/21/01